Concentration of Credit Risk	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
Concentration of credit risk

Note 11– Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents. A depositor has up to RMB 500,000 (approximately $72,000) insured by the People’s Bank of China Financial Stability Bureau (“FSD”). As of December 31, 2021, approximately $25,572,000 was deposited in a bank located in the PRC was not insured by FSD. As of December 31, 2021 approximately $928,913 was deposited on our trading platform trust account located in the PRC. The account is held at Ping An Bank and entrusted with Nanjing Jinwang Art Purchase E-commerce Co., Ltd., our related party. This balance is not covered by insurance. While management believes that these financial institutions and platform fund holder are of high credit quality, it continually monitors their credit worthiness.

Customer concentration risk

Two customers accounted for approximately 28.5% and 66.6% of the Company’s accounts receivable as of December 31, 2021 and three customers accounted for approximately 30.5%, 11.4% and 11.4% of the Company’s accounts receivable as of December 31, 2020.

All of the Company’s revenue was generated in the PRC.

Vendor concentration risk

One vendor, a related party accounted for 30.1% and 65.7% of the Company’s purchases for the year ended December 31, 2021 and 2020, respectively. There is no accounts payable concentration for both years.